UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2024

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 King of Prussia Road, Suite 650, Wayne, PA 19087
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMTX	NYSE American LLC
Warrants to purchase Common Stock	BMTX.W	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on October 24, 2024, BM Technologies, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, First Carolina Bank, a North Carolina state-chartered bank (“Parent”), and Double Eagle Acquisition Corp, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. Following the execution of the Merger Agreement, the Company entered into certain compensatory arrangements with the Company’s officers as described below to mitigate certain adverse tax consequences under Section 280G or 4999 of the Internal Revenue Code of 1986, as amended, that could arise in connection with the transactions contemplated by the Merger Agreement (the “280G Tax Consequences”).

Acceleration of Payments Letters with Luvleen Sidhu and James Donahue

On December 13, 2024, the Company’s Board of Directors, upon recommendation of the Company’s Compensation Committee, approved the Company’s execution of an Acceleration of Payments Letter with each of Luvleen Sidhu and James Donahue (collectively, the “Acceleration Letters” and each executive, an “Executive”).  On December 13, 2024, the Company entered into the Acceleration Letters with each of the Executives. Pursuant to the terms of the Acceleration Letters, to mitigate the 280G Tax Consequences, the Company has elected to accelerate the timing of the vesting and settlement, to December 13, 2024, of outstanding restricted stock units (“RSUs”) granted pursuant to the Company’s BMTX 2020 Equity Incentive Plan, as follows: (x) 64,686 RSUs held by Luvleen Sidhu that would otherwise be eligible to vest on January 4, 2025; and (y) (i) 12,003 outstanding RSUs held by James Donahue that would otherwise be eligible to vest on January 4, 2025, (ii) 18,750 outstanding RSUs held by James Donahue that would otherwise be eligible to vest on March 31, 2025, (iii) 18,750 outstanding RSUs held by James Donahue that would otherwise be eligible to vest on March 31, 2026, (iv) 18,750 outstanding RSUs held by James Donahue that would otherwise be eligible to vest on March 31, 2027, (v) 12,500 outstanding RSUs held by James Donahue that would otherwise be eligible to vest on February 5, 2025, (vi) 12,500 outstanding RSUs held by James Donahue that would otherwise be eligible to vest on February 5, 2026, (vii) 12,500 outstanding RSUs held by James Donahue that would otherwise be eligible to vest on February 5, 2027, and (viii) 12,500 outstanding RSUs held by James Donahue that would otherwise be eligible to vest on February 5, 2028. If any Executive ceases to be employed with the Company prior to the date which any of the equity awards described in the respective Acceleration Letter would otherwise vest, subject to any outstanding accelerated vesting provisions, or if any of the RSUs would have been forfeited as a result of a failure to satisfy any applicable performance conditions, that Executive will repay to the Company within 30 days, an amount in cash equal to the product of (x) the number of RSUs that would not have vested absent the relevant Acceleration Letter and (y) the value of a share of the Company’s common stock on the repayment date (which will be $5.00 if the Merger has occurred). In addition, the Executive agrees not to sell, transfer, or otherwise dispose of any shares received in connection with the accelerated vesting of the RSUs until the earlier of the closing of the Merger and the original vesting date of the applicable RSUs.

The form of the Acceleration Letters is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by the terms of the exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Form of Letter Acknowledging the Acceleration of Payments between BM Technologies, Inc. and certain of BM Technologies, Inc.’s directors and executive officers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of federal securities laws and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, the Company’s current expectations, assumptions, plans, strategies and anticipated results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

There are a number of risks, uncertainties and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements, including but not limited to: (i) uncertainties as to the timing of the Merger; (ii) the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Merger, including receiving, on a timely basis or otherwise, the required approvals of the Merger by the Company’s stockholders; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) risks that the benefits of the Merger are not realized when and as expected; (xii) legislative, regulatory and economic developments; and (xiii) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and (B) the other risk factors identified from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Many of these circumstances are beyond the Company’s ability to control or predict. These forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements may include words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” “should,” “may,” “will,” “might,” “could,” “would,” or similar expressions. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to the Company and speak only as of the date they are made. The Company disclaims any intention or obligation to update or revise publicly any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM TECHNOLOGIES, INC.

	By:	/s/ Luvleen Sidhu
		Name:	Luvleen Sidhu
		Title:	Chief Executive Officer

Date: December 19, 2024

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